LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED JUNE 7, 2018 TO THE

STATUTORY PROSPECTUS DATED FEBRUARY 1, 2018

OF CLEARBRIDGE ALL CAP GROWTH ETF

Effective June 7, 2018, the following sentence is added to the Fund’s Statutory Prospectus in the section titled “More on the fund’s investment strategies, investments and risks – Principal investment strategies”:

The portfolio managers utilize the subadviser’s fundamental research analysts who integrate industry and company-specific ESG (environmental, social and governance) analysis and engage with company management regarding the extent to which they promote best practices on ESG issues.

Please retain this supplement for future reference.

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